Blugrass Energy Announces MOU with DeepExpro LLC

CALGARY, AB--(Marketwire - ) - Blugrass Energy Inc. (OTC.BB:BLUG - News) Blugrass Energy Inc. is pleased to announce that Blugrass Energy Inc. has entered into a Memorandum of Understanding with DeepExpro, LLC a privately held independent oil and gas exploration and production company based in Houston Texas, to jointly, identify, evaluate, acquire, explore, and develop various working interest’s and net revenue interest’s in oil and gas prospects.

DeepExpro, LLC is an approved and qualified operator with the United States Department of Interior (USDOI), Minerals Management Service Gulf of Mexico (MMSGOM) Region.

DeepExpro and Blugrass Energy are currently focused on the acquisition of fields that have been bypassed by major oil companies as the majors have migrated their E & P focus to the deepwater Gulf of Mexico and overseas locations.  Many of the fields lie in the near coast and shelf areas of the Gulf of Mexico spanning from the Mississippi coast to the Texas coast with several being identified as “fast track” re-development options with proven reserves or potential reserves greater than 30 BCFE and probable reserves greater that 500 BCFE attributed to each candidate.

In exchange for 50% of the Working Interest and proportionate NRI in subject leases held by Blugrass Energy, DeepExpro will carry 50% of the current Blugrass Energy #1 well commitment to include site preparation, engineering, drilling, completion, tie in and construction of production infrastructure subject technical review of pre-rill data supporting well location and drilling and completion program.

Blugrass Energy and DeepExpro are currently evaluating an opportunity in the Gulf of Mexico which anticipated production is estimated to be 2100 BOPD.

This proposal is subject to normal due diligence and the successful establishment of a mutually agreeable Joint Operating Agreement.

Blugrass Energy, Inc. is a development stage oil and gas development and exploration company based in the United States that is traded on the Over the Counter Bulletin Board under the Symbol BLUG. The goal of BLUG is to grow through internally generated and developed prospects, participation with industry partners in oil and gas exploration and in targeted joint ventures.

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE. EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS EXPLORATION AND DEVELOPMENT AND NEEDS FOR FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

Contact:

Contact:
Blugrass Energy Inc.
Tony Collins
1-877-511-0110